                                                                      EXHIBIT 99


CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2000-A                 DISTRIBUTION DATE:   06-DEC-00
MONTHLY SERVICER'S  CERTIFICATE (GT)                                 Page 1 of 2
--------------------------------------------------------------------------------

     Payment Determination Statement Number                                           9
     Distribution Date                                                        06-Dec-00

     DATES COVERED                                                 FROM AND INCLUDING            TO AND INCLUDING
     -------------                                                 ------------------            ----------------
        Collections Period                                                    01-Nov-00                    30-Nov-00
        Accrual Period                                                        06-Nov-00                    05-Dec-00
        30/360 Days                                                                  30
        Actual/360 Days                                                              30



                                                                         NUMBER OF
     COLLATERAL POOL BALANCE DATA                                         ACCOUNTS                    $ AMOUNT
     ----------------------------                                        ---------                    --------
     Pool Balance - Beginning of Period                                    116,805                  1,602,765,411.08
     Collections of Installment Principal                                                              32,646,649.48
     Collections Attributable to Full Payoffs                                                          16,887,962.75
     Principal Amount of Repurchases                                                                            0.00
     Principal Amount of Gross Losses                                                                   2,864,078.62
                                                                                                  -------------------

     Pool Balance - End of Period                                          114,224                  1,550,366,720.23
                                                                                                  ===================



     POOL STATISTICS                                                                                 END OF PERIOD
     ---------------                                                                             --------------------

     Initial Pool Balance (Pool Balance at the Purchase Date)                                       2,076,965,804.62
     Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                          74.65%

     Ending O/C Amount                                                                                 81,394,252.81
     Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                              1.055408971

     CUMULATIVE NET LOSSES                                                                              6,142,831.61
     ---------------------
     Net Loss Ratio (3 mo. Weighted Avg.)                                                                       0.81
     Cumulative Recovery Ratio                                                                             54.71000%
     60+ Days Delinquency Amount                                                                         6567742.01%
     Delinquency Ratio (3 mo. Weighted Avg.)                                                                    0.39

     Weighted Average APR                                                                                    8.9320%
     Weighted Average Remaining Term (months)                                                                48.290%
     Weighted Average Seasoning (months)                                                                       12.59


CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2000-A                   Distribution Date: 06-Dec-00
MONTHLY SERVICER'S CERTIFICATE (GT)                                  PAGE 2 OF 2
--------------------------------------------------------------------------------


     Cash Sources
        Collections of Installment Principal                   32,646,649.48
        Collections Attributable to Full Payoffs               16,887,962.75
        Principal Amount of Repurchases                                 0.00      O/C Release
        Recoveries on Loss Accounts                 0           1,567,026.57      ORIGINAL O/C AMOUNT                   94182804.62
                                                                                  -------------------
        Collections of Interest                                11,666,657.93
        Investment Earnings                                        27,587.28      Cumulative O/C Release (beginning)    30881608.24
        Reserve Account                                         4,956,957.50      O/C Release    (Prospectus pg S17)   3,392,745.18
        Total Sources                                          67,752,841.51      Cumulative O/C Release (ending)     34,274,353.42
                                                           ------------------                                        ---------------

                                                           ==================                                        ===============

     Cash Uses
        Servicer Fee                                            1,335,637.84
        Note Interest                                           8,419,741.41
        Reserve Fund                                            4,956,957.50
        O/C Release to Seller                                   3,392,745.18
        Note Principal                                         49,647,759.58
        Total Cash Uses                                        67,752,841.51
                                                           ------------------

                                                           ==================

     Administrative Payment
     TOTAL PRINCIPAL AND INTEREST SOURCES                         67,752,842
     ------------------------------------
     Investment Earnings in Trust Account                         (27,587.28)
     Cash Reserve in Trust Account                             (4,956,957.50)
     Servicer Fee (withheld)                                   (1,335,637.84)
     O/C Release to Seller                                     (3,392,745.18)
        Payment Due to Trust Account                           58,039,913.71
                                                           ------------------

                                                           ==================




                                                Beginning            Ending        Principal      Principal per       Interest
     Notes & Certificates                        Balance             Balance        Payment         $1000 Face         Payment
                                             -----------------  --------------------------------------------------------------------

     CLASS A-1  408,429,000.00  @   6.07%                   0                  0              0             0                 0
     ------------------------------------
     Class A-2  655,000,000.00  @   6.76%      599,266,227.00     549,618,467.42  49,647,759.58    75.7981062      3,375,866.41
     Class A-3  405,000,000.00  @   7.09%      405,000,000.00     405,000,000.00           0.00     0.0000000      2,392,875.00
     Class A-4  440,000,000.00  @   7.23%      440,000,000.00     440,000,000.00           0.00     0.0000000      2,651,000.00
     Certificates                               74,354,000.00      74,354,000.00           0.00     0.0000000              0.00
         Total Securities                    1,518,620,227.00   1,468,972,467.42  49,647,759.58                    8,419,741.41
                                             -----------------  --------------------------------                 ---------------

                                             =================  ================================                 ===============



                                                               Interest per
    Notes & Certificates                                        $1000 Face           Original
                                                              --------------

    CLASS A-1  408,429,000.00  @   6.07%                                 0             408429000
    ------------------------------------
    Class A-2  655,000,000.00  @   6.76%                         5.1539945        655,000,000.00
    Class A-3  405,000,000.00  @   7.09%                         5.9083333        405,000,000.00
    Class A-4  440,000,000.00  @   7.23%                         6.0250000        440,000,000.00
    Certificates                                                                   74,354,000.00
        Total Securities                                                        1,982,783,000.00
                                                                                ------------------

                                                                                ==================

         * Class A-1 Interest is computed on an Actual/360 Basis.  Days in current period     30
